UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2023

KIMCO REALTY CORPORATION
KIMCO REALTY OP, LLC
(Exact Name of registrant as specified in its charter)

Maryland (Kimco Realty Corporation)	1-10899	13-2744380
Delaware (Kimco Realty OP, LLC)	333-269102-01	92-1489725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 N. Broadway
Suite 201
Jericho, NY 11753
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Kimco Realty Corporation
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share.	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange

Kimco Realty OP, LLC
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
Kimco Realty Corporation Yes ☐ No ☒          Kimco Realty OP, LLC Yes ☐ No ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Kimco Realty Corporation ☐          Kimco Realty OP, LLC ☐

Explanatory Note.

This Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K filed by Kimco Realty Corporation (“Kimco”) and Kimco Realty OP, LLC (“Kimco OP”) on August 28, 2023 (the “Original Form 8-K”) solely to change the item number under which certain information was previously disclosed in the Original Form 8-K. Specifically, the Original Form 8-K is hereby amended such that the information previously disclosed under Item 8.01 “Other Events” in the Original Form 8-K  is now disclosed under Item 7.01 “Regulation FD Disclosure” in the Amendment, and Item 8.01 of the Original Form 8-K is deleted in its entirety. The information contained in Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of Kimco’s or Kimco OP’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Items 7.01 and 9.01 of the Original Form 8-K are amended and restated in their entirety as follows. Capitalized Terms used but not defined herein shall have the meanings ascribed to them in the Original Form 8-K.

Item 7.01	Regulation FD Disclosure.

On August 28, 2023, Kimco and RPT issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated by reference herein.

On August 28, 2023, in connection with the announcement of the Merger Agreement, Kimco intends to hold a conference call available to investors and the public. Details for accessing the conference call can be found in the press release attached as Exhibit 99.1 hereto. A presentation for reference during such call is attached as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated by reference herein.

The information set forth in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of August 28, 2023, by and among Kimco Realty Corporation, Kimco Realty OP, LLC, Tarpon Acquisition Sub, LLC, Tarpon OP Acquisition Sub, LLC, RPT Realty, and RPT Realty, L.P.* †

99.1	Joint Press Release, dated August 28, 2023 †

99.2	Investor Presentation, dated August 28, 2023 †

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.
†	Included with Original Form 8-K

Forward Looking Statements

This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Kimco intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe Kimco’s future plans, strategies and expectations, are generally identifiable by use of the words “believe,” “expect,” “intend,” “commit,” “anticipate,” “estimate,” “project,” “will,” “target,” “plan”, “forecast” or similar expressions. Forward-looking statements regarding Kimco and RPT, include, but are not limited to, statements related to the anticipated acquisition of RPT and the anticipated timing and benefits thereof and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which, in some cases, are beyond Kimco’s and RPT’s control and could materially affect actual results, performances or achievements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to, risks and uncertainties associated with: Kimco’s and RPT’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary RPT shareholder approval and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of Kimco and RPT management from ongoing business operations; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the ability to successfully integrate the operations of Kimco and RPT following the closing of the transaction and the risk that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the proposed transaction on the market price of Kimco’s common stock or RPT’s common shares or on each company’s respective relationships with tenants, employees and third-parties; the ability to attract, retain and motivate key personnel; the possibility that, if Kimco does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Kimco’s common stock could decline; general adverse economic and local real estate conditions; the impact of competition; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; the reduction in income in the event of multiple lease terminations by tenants or a failure of multiple tenants to occupy their premises in a shopping center; the potential impact of e-commerce and other changes in consumer buying practices, and changing trends in the retail industry and perceptions by retailers or shoppers, including safety and convenience; the availability of suitable acquisition, disposition, development and redevelopment opportunities, the costs associated with purchasing and maintaining assets and risks related to acquisitions not performing in accordance with our expectations; the ability to raise capital by selling assets; disruptions and increases in operating costs due to inflation and supply chain issues; risks associated with the development of mixed-use commercial properties, including risks associated with the development, and ownership of non-retail real estate; changes in governmental laws and regulations, including, but not limited to changes in data privacy, environmental (including climate change), safety and health laws, and management’s ability to estimate the impact of such changes; valuation and risks related to joint venture and preferred equity investments and other investments; valuation of marketable securities and other investments, including the shares of Albertsons Companies, Inc. common stock held by Kimco; impairment charges; criminal cybersecurity attacks disruption, data loss or other security incidents and breaches; impact of natural disasters and weather and climate-related events; pandemics or other health crises, such as COVID-19; the ability to attract, retain and motivate key personnel; financing risks, such as the inability to obtain equity, debt or other sources of financing or refinancing on favorable terms or at all; the level and volatility of interest rates and management’s ability to estimate the impact thereof; changes in the dividend policy for Kimco’s common and preferred stock and Kimco’s ability to pay dividends at current levels; unanticipated changes in the intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; Kimco’s and RPT’s ability to continue to maintain their respective status as a REIT for United States federal income tax purposes and potential risks and uncertainties in connection with their respective UPREIT structure; and the other risks and uncertainties affecting Kimco and RPT, including those described from time to time under the caption “Risk Factors” and elsewhere in Kimco’s and RPT’s Securities and Exchange Commission (“SEC”) filings and reports, including Kimco’s Annual Report on Form 10-K for the year ended December 31, 2022, RPT’s Annual Report on Form 10-K for the year ended December 31, 2022, and future filings and reports by either company. Moreover, other risks and uncertainties of which Kimco or RPT are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by Kimco or RPT on their respective websites or otherwise. Neither Kimco nor RPT undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Important Additional Information and Where to Find It

In connection with the proposed transaction, Kimco will file with the SEC a registration statement on Form S-4 to register the shares of Kimco common stock to be issued in connection with the proposed transaction. The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of RPT seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KIMCO, RPT AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Kimco at its website, www.kimcorealty.com, or from RPT at its website, rptrealty.com. Documents filed with the SEC by Kimco will be available free of charge by accessing Kimco’s website at kimcorealty.com under the heading Investors or, alternatively, by directing a request to Kimco at IR@kimcorealty.com or 500 North Broadway Suite 201, Jericho, New York 11753, telephone: (866) 831-4297, and documents filed with the SEC by RPT will be available free of charge by accessing RPT’s website at rptrealty.com under the heading Investors or, alternatively, by directing a request to RPT at invest@rptrealty.com or 19 West 44th Street, Suite 1002, New York, NY 10036, telephone: (516) 869-9000.

Participants in the Solicitation

Kimco and RPT and certain of their respective directors, trustees and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of RPT in respect of the proposed transaction under the rules of the SEC. Information about Kimco’s directors and executive officers is available in Kimco’s proxy statement dated March 15, 2023 for its 2023 Annual Meeting of Stockholders. Information about RPT’s trustees and executive officers is available in RPT’s proxy statement dated March 16, 2023 for its 2023 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Kimco or RPT using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: September 15, 2023	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer

KIMCO REALTY OP, LLC By: KIMCO REALTY CORPORATION, Managing Member

Date: September 15, 2023	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer